                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:                   MAY 3, 2002

                             BOOKS-A-MILLION, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-20664                  63-0798460
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

           402 INDUSTRIAL LANE
           BIRMINGHAM, ALABAMA                                          35211
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 205-942-3737

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         NONE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         NONE.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         NONE.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Arthur Andersen LLP ("Andersen") was the Company's independent accountants for fiscal 2002 and has been its independent accountants since its initial public offering in 1992. On April 26, 2002, The Company dismissed Andersen as its independent accountants. The decision to dismiss Andersen as the Company's independent accountants was recommended and approved by the Audit Committee. Andersen's report on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the two most recent fiscal years and since the end of fiscal year 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         NONE.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         NONE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         NONE.

ITEM 8.  CHANGE IN FISCAL YEAR.

         NONE.

ITEM 9.  REGULATION FD DISCLOSURE.

         NONE.
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EXHIBITS.

Exhibit Number
--------------
      16         --         Letter from Arthur Andersen LLP to the Securities and Exchange
                            Commission dated May 3, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Books-A-Million, Inc.
                                             -------------------------
                                                    (Registrant)

                                             /s/ Richard S. Wallington
                                             -------------------------
                                                    (Signature)

                                             Richard S. Wallington
                                             Chief Financial Officer
                                             Date:  May 3, 2002
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                               INDEX TO EXHIBITS

Exhibit Number
--------------
      16         --         Letter from Arthur Andersen LLP to the Securities and Exchange
                            Commission dated May 3, 2002.